EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (as may be further amended, modified and supplemented from time to time, this “Agreement”), dated as of January 20, 2023, is by and among Evolent Health, Inc., a Delaware corporation (the “Corporation”), Magellan Health, Inc., a Delaware corporation (the “Stockholder”) and any other person who may become a party hereto pursuant to Section 12(c).

WHEREAS, the parties hereto are parties to that certain Stock and Asset Purchase Agreement, dated as of November 17, 2022, as the same may hereafter be amended from time to time (the “Purchase Agreement”) whereby the Corporation or one or more of its Affiliates will acquire from the Stockholder or one or more of its Affiliates (i) all of the outstanding equity interests of National Imaging Associates, Inc. a Delaware corporation; and (ii) the Transferred Assets, and in exchange therefor, the Stockholder will receive a combination of cash and shares of Class A common stock, par value $0.01 per share, of the Corporation (“Common Stock”);

WHEREAS, the parties hereto desire to have certain registration and other rights with respect to the Common Stock;

WHEREAS, the parties hereto have entered a Lock-Up Agreement, dated as of the date hereof (the “Lock-Up Agreement”), with respect to the Common Stock; and

WHEREAS, the Corporation has agreed to provide registration rights with respect to the Registrable Securities (as defined below), as set forth in this Agreement, and the Stockholder has agreed to act in good faith in order to assist in effectuating the registration rights set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows effective as of (and not prior to) the Closing Date:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings, and terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement:

“Additional Piggyback Rights” shall have the meaning set forth in Section 3(a) hereof.

“Additional Piggyback Securities” shall have the meaning set forth in Section 3(b) hereof.

“Agreement” shall have the meaning set forth in the Preamble.

“Ares Registration Rights Agreement” shall have the meaning set forth in Section 3(b) hereof.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Section 6(w) hereof.

“Common Stock” shall mean the Corporation’s Class A common stock, par value $0.01 per share and any shares of capital stock that are issued with respect to Common Stock in connection with a successor security.

“Corporation” shall have the meaning set forth in the Preamble hereto.

“Demand Notice” shall have the meaning set forth in Section 3(a) hereof and includes any Take-Down Notice.

“Demand Registration” shall have the meaning set forth in Section 3(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Lock-Up Agreement” shall have the meaning set forth in the Preamble hereto.

“Piggyback Notice” shall have the meaning set forth in Section 5(a) hereof.

“Piggyback Registration” shall have the meaning set forth in Section 5(a) hereof.

“Postponement Period” shall have the meaning set forth in Section 3(d)(i) hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” shall mean the sale of Common Stock to the public pursuant to an effective Registration Statement (other than Form S-4 or Form S-8 or any similar or successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.

“Purchase Agreement” shall have the meaning set forth in the Preamble hereto.

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” shall mean any shares of Common Stock issued as part of the Buyer Parent Shares (as defined in the Purchase Agreement) and Earnout Shares (as defined in the Purchase Agreement) pursuant to the Purchase Agreement, and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, recapitalization, merger, exchange or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities (i) when they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) when they shall have ceased to be outstanding, (iii) when they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities or they have been sold pursuant to Rule 144, or (iv) when the holder of such securities together with its Affiliates beneficially owns less than three percent (3%) of the issued and outstanding shares of Common Stock and all shares of Common Stock held by such holder and its Affiliates can be sold pursuant to Rule 144 without any volume or other restrictions pursuant to such rule.

“Registration Statement” shall mean any registration statement of the Corporation under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Shelf” shall have the meaning set forth in Section 4(a) hereof.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” shall mean the U.S. Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Section 3(b) Sale Amount” shall have the meaning set forth in Section 3(b) hereof.

“Section 5(b) Sale Amount” shall have the meaning set forth in Section 5(b) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Take-Down” shall have the meaning set forth in Section 3(d)(i) hereof.

“Shelf Underwritten Offering” shall have the meaning set forth in Section 3(c) hereof.

“Stockholder” shall have the meaning set forth in the Preamble.

“Take-Down Notice” shall have the meaning set forth in Section 3(c) hereof.

“underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Corporation are sold to an underwriter for reoffering to the public.

“Valid Business Reason” shall have the meaning set forth in Section 3(d)(i) hereof.

“WKSI” shall have the meaning set forth in Section 6(z) hereof.

Section 2. Holders of Registrable Securities. [reserved.]

Section 3. Demand Registrations.

(a) Requests for Registration. Subject to the following paragraphs of this Section 3(a) the Stockholder shall, subject to Section 3(d), have the right, by delivering or causing to be delivered a written notice to the Corporation, to require the Corporation to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities held by the Stockholder requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”); provided, that, the Corporation shall not be obligated to file a Registration Statement relating to any registration request under this Section 3(a) within a period of ninety (90) days after any Shelf Underwritten Offering or the effective date of any other Registration Statement relating to any registration request under this Section 3(a). The Stockholder may request pursuant to a Demand Notice that the Corporation register Registrable Securities on an appropriate form, including a shelf Registration Statement, and, if the Corporation is a WKSI, an Automatic Shelf Registration Statement. Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Corporation shall, subject to Section 3(d), use its reasonable best efforts to file a Registration Statement as promptly as practicable no later than fifteen (15) days after the date of the related Demand Notice and, if not automatically effective, shall use its reasonable best efforts to cause such Registration Statement to be declared effective no event later than sixty (60) days after the date of the related Demand Notice. The Stockholder shall be limited to one Demand Notice on Form S-1 or any similar long-form registration statement.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto does not become effective, (ii) such Registration Statement is not maintained effective for the period required pursuant to this Section 3, or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, in which case, the Stockholder shall be entitled to an additional Demand Registration in lieu thereof.

The Corporation may, subject to Section 3(c) hereof, elect to include in any Registration Statement and offering pursuant to a Demand Registration, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Corporation as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights (x) granted by the Corporation after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement or (y) pursuant to a registration rights agreement entered into on or prior to the date hereof (“Additional Piggyback Rights”).

All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and/or the intended methods of disposition thereof.

The Corporation shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least one hundred eighty (180) days after the effective date thereof (or, in the case of a shelf Registration Statement, until the date as of which all Registrable Securities registered by such shelf Registration Statement have been sold in a transaction in which they cease to be Registrable Securities or have otherwise ceased to be Registrable Securities) (the “Effective Period”) or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that (i) such Effective Period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such Registration Statement at the request of the Corporation pursuant to the provisions of this Agreement and (ii) the Corporation shall use its reasonable best efforts to file any replacement or additional shelf Registration Statement and use its reasonable best efforts to cause such replacement or additional shelf Registration Statement to become effective prior to the expiration of the initial shelf Registration Statement.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in writing that, in their view, the total amount of securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by any Persons exercising Additional Piggyback Rights (“Additional Piggyback Securities”)) exceeds the largest amount (the “Section 3(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Stockholder, then there shall be included in such firm commitment underwritten offering an amount of securities not exceeding the Section 3(b) Sale Amount, and such amount of securities shall be allocated as follows:

(i) first, pro rata as between the Stockholder and Ares Capital Management LLC with respect to any Additional Piggyback Securities requested to be included in such underwritten offering pursuant to the Ares Registration Rights Agreement;

(ii) second, any securities for which inclusion in such Demand Registration was requested by the Corporation on its own behalf; and

(iii) third, pro rata among all Persons (other than the Persons included in clauses (i) and (ii) above) requesting that Additional Piggyback Securities be included in such underwritten offering, on the basis of the number of Additional Piggyback Securities then owned by each such Person requesting inclusion in relation to the aggregate number of Additional Piggyback Securities owned by all such Persons requesting inclusion.

For purposes of any underwriter’s cutback, all Registrable Securities held by the Stockholder shall also include any Registrable Securities held by Affiliates to whom or which Common Stock shall have been distributed, transferred or contributed prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that the Stockholder and such other Persons shall be deemed to be a single selling holder of Registrable Securities, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Registrable Securities owned by all Persons included with such selling holder pursuant to this paragraph. No Registrable Securities excluded from the underwriting by reason of the underwriter’s cutback shall be included in such underwritten offering. Notwithstanding anything herein to the contrary, in no event will the piggyback registration rights granted to Ares Capital Management LLC pursuant to the rights relating to the securities described in that certain preferred stock term sheet attached as an Annex to that certain Commitment Letter, dated as of November 17, 2022, delivered by Ares Capital Management, LLC to Evolent Health, Inc. (as may be further amended, supplemented or modified therein) (the “Ares Registration Rights Agreement”), have priority over the Stockholder’s registration rights pursuant to this Agreement.

(c) Shelf-Take Downs.

(i) At any time that a shelf Registration Statement covering Registrable Securities is effective, if the Stockholder delivers a Demand Notice to the Corporation (a Demand Notice pursuant to this Section 3(c), a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf Registration Statement (a “Shelf Underwritten Offering”), then, subject to Section 3(d), the Corporation shall amend or supplement the shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to this Section 3(c)) and otherwise use its reasonable best efforts to facilitate such Shelf Underwritten Offering as expeditiously as reasonably possible and in any event within ten (10) days after the receipt of the Take-Down Notice; provided that any Take-Down Notice shall be required to be in respect of at least $100 million in anticipated net proceeds in the aggregate. The Corporation shall not be obligated to take any action to effect any Shelf Underwritten Offering if a Demand Registration or a Shelf Underwritten Offering was consummated within the preceding ninety (90) days (unless otherwise consented to by the Board of Directors of the Company). In connection with any Shelf Underwritten Offering:

(A) [reserved]; and

(B) in the event that the managing underwriter or underwriters advise the Corporation and the Stockholder in writing that, in their view, the total amount of securities which would otherwise be included in such take-down offering exceeds the largest amount that can be sold in an orderly manner in such take-down offering within a price range acceptable to the Stockholder, the managing underwriter or underwriters shall limit the amount of securities which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of the amount of securities to be included in a Demand Registration.

(ii) Notwithstanding the time periods in respect of Take-Down Notices set forth in Section 3(c)(i) to the contrary, subject to required notice periods under any registration rights agreement entered into prior to the date hereof, if the Stockholder wishes to engage in an underwritten block trade (or similar transaction) off of a shelf Registration Statement (through a take-down from a shelf Registration Statement covering Registrable Securities), then the Stockholder only needs to provide the Take-Down Notice for such offering to the Corporation of the block trade Shelf Underwritten Offering at least 48 hours prior to the expected time of the pricing of such offering and such other holders who are able to participate must elect whether or not to participate within the time period specified in such Take-Down Notice (which time period shall be at least 24 hours prior to the expected time of the pricing of such offering), and the Corporation shall as expeditiously as possible use its reasonable best efforts to facilitate such Shelf Underwritten Offering (which may close as early as two (2) business days after the date it commences); provided that the demanding Stockholder requesting such underwritten block trade (or similar transaction) shall use commercially reasonable efforts to work with the Company beginning at least ten (10) days prior to notifying the Company of its request for an underwritten block trade (or similar transaction) in order to facilitate preparation of the prospectus and other offering documentation related to the underwritten block trade (or similar transaction).

(iii) The offer price for a Shelf Underwritten Offering shall be determined by the party delivering the Take-Down Notice.

(d) Postponement of Registration.

(i) Notwithstanding anything to the contrary herein, if the board of directors of the Corporation, in its good faith reasonable judgment, determines that any registration of Registrable Securities or offering of Registrable Securities off of a shelf Registration Statement (a “Shelf Take-Down”), including any Demand Registration, a Required Shelf, any other shelf registration or automatic shelf registration or any Shelf Underwritten Offering, should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Corporation or any of its subsidiaries or because the Corporation does not yet have appropriate financial statements of acquired or to be acquired entities available for filing or because the Corporation has material, confidential information that may be required to be disclosed in a registration statement and which the board of directors of the Corporation deems reasonably inappropriate to disclose at such time (in each case, a “Valid Business Reason”), then (x) the Corporation may postpone filing a Registration Statement relating to a Demand Registration, a Required Shelf or any other shelf registration or automatic shelf registration and suspend the offering and sale of Registrable Securities off of any shelf Registration Statement, until five (5) business days after such Valid Business Reason no longer exists, but in no event, without the consent of the Stockholder, for more than ninety (90) days after the date the board of directors of the Corporation determines a Valid Business Reason exists and (y) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Corporation, the Corporation may, to the extent determined in the good faith reasonable judgment of the board of directors of the Corporation to be reasonably necessary to avoid interference with any of the transactions described above, cause such Registration Statement to be withdrawn and its effectiveness terminated (other than a shelf Registration Statement, which shall not be subject to withdrawal or termination pursuant to this Section 3(d)) or postpone amending or supplementing such Registration Statement until five (5) business days after such Valid Business Reason no longer exists, but in no event, without the consent of the Stockholder, for more than ninety (90) days after the date the board of directors of the Corporation determines a Valid Business Reason exists (such period of suspension, postponement or withdrawal under clause (x) or (y) of this Section 3(d), the “Postponement Period”). The Corporation shall give written notice to the holders of Registrable Securities that were (or would have had the right) to be included in such Demand Registration, Required Shelf or other shelf registration or automatic shelf registration or have the right to initiate a Shelf Take-Down of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof and the holders of Registrable Securities shall keep any information obtained in connection with such notice confidential; provided, however, that the Corporation shall not be permitted to postpone or withdraw a Registration Statement more than twice in any twelve (12) month period or for an aggregate of more than one hundred twenty (120) days in any twelve (12) month period, in each case without the consent of the Stockholder.

(ii) If the Corporation shall give any notice of suspension, postponement or withdrawal of any Registration Statement or Shelf Take-Down pursuant to the foregoing paragraph, the Corporation shall not, during the Postponement Period, register any Common Stock, other than pursuant to a registration statement on Form S-4 or Form S-8 (or any similar or successor form). The Stockholder agrees that, upon receipt of any written notice from the Corporation that the Corporation has determined to suspend, withdraw, terminate or postpone amending or supplementing any Registration Statement or Shelf Take-Down pursuant to the foregoing paragraph, such holder will for a corresponding period discontinue its disposition of Registrable Securities pursuant to such Registration Statement. If the Corporation shall have withdrawn or prematurely terminated a Registration Statement filed pursuant to Section 3(a) or Section 4(a) (whether pursuant to the foregoing paragraph or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or for any other reason permitted hereunder), the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement until the Corporation shall have filed a new Registration Statement covering the Registrable Securities covered by the withdrawn or terminated Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn. If the Corporation shall give any notice of suspension, withdrawal or postponement of a Registration Statement or Shelf Take-Down, the Corporation shall, not later than five (5) business days after the Valid Business Reason that caused such suspension, withdrawal or postponement no longer exists (but in no event later than ninety (90) days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed Registration Statement in accordance with this Section 3 or Section 4, as applicable (unless the Stockholder shall have withdrawn such request, in which case the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to the foregoing paragraph.

(e) Cancellation of a Demand Registration. The Stockholder shall have the right to notify the Corporation that it has determined that the Registration Statement or a Shelf Underwritten Offering be abandoned or withdrawn, in which event the Corporation shall abandon or withdraw such Registration Statement or Shelf Underwritten Offering, as applicable, and concurrently advise in writing the Stockholder.

(f) Number of Demand Notices. In connection with but subject to the provisions of this Section 3, the Stockholders shall have an unlimited number of Demand Notices which it is permitted to deliver (or cause to be delivered) to the Corporation hereunder.

(g) Lock-Up Agreement. Notwithstanding anything herein to the contrary, the Stockholder shall not be permitted to exercise any rights pursuant to this Section 3 with respect to any Registrable Securities to the extent they remain subject to Restrictions pursuant to the Lock-up Agreement.

Section 4. Automatic Shelf Registrations.

(a) Filing. The Corporation shall use reasonable best efforts to (i) file a shelf Registration Statement for a public offering of all Registrable Securities pursuant to Rule 415 promulgated under the Securities Act (the “Required Shelf”) no later than the earlier to occur of (A) a Lock-Up Fall Away Event and (B) the date that is nine (9) months following the Closing Date and (ii) if not automatically effective, cause the Required Shelf to become effective as soon as reasonably possible thereafter.

(b) Continued Effectiveness. The Corporation shall use its reasonable best efforts to keep the Required Shelf continuously effective under the Securities Act in order to permit the Prospectus or any free writing prospectus forming a part thereof to be usable by the holders of Registrable Securities until the date as of which all Registrable Securities registered by the Required Shelf have been sold or have otherwise ceased to be Registrable Securities. Subject to the Corporation’s rights under Section 3(d), the Corporation shall not be deemed to have used its reasonable best efforts to keep the shelf Registration Statement effective during such period if the Corporation voluntarily takes any action, or omits to take any commercially reasonable action, that would result in the holders of Registrable Securities not being able to offer and sell any Registrable Securities pursuant to the Required Shelf pursuant to, and in accordance with, its rights set forth in Section 3 or Section 5 hereof during such period, unless such action or omission is (x) a suspension or postponement permitted pursuant to Section 3(e) or (y) required by applicable law, rule or regulation. The Corporation shall use its reasonable best efforts to file any replacement or additional shelf Registration Statement and use its reasonable best efforts to cause such replacement or additional shelf Registration Statement to become effective prior to the expiration of the initial shelf Registration Statement.

Section 5. Piggyback Registration.

(a) Right to Piggyback. Except with respect to a Demand Registration, the procedures for which are addressed in Section 3, if the Corporation proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock whether or not for sale of its own account (other than a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, the Corporation shall give prompt written notice of such proposed filing at least five (5) business days before the anticipated filing date (the “Piggyback Notice”) to the Stockholder. The Piggyback Notice shall offer the Stockholder the opportunity to include (or cause to be included) in such registration statement the number of Registrable Securities as the Stockholder may request (a “Piggyback Registration”). Subject to Section 5(b) hereof, the Corporation shall include in each such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within three (3) business days after notice has been given to the Stockholder. The Stockholder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration by giving written notice to the Corporation of its request to withdraw; provided, however, that such request must be made prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and otherwise may only be made in accordance with procedures reasonably determined by the underwriters in connection with any underwriting arrangements. The foregoing piggyback rights shall expire on the first date on which the Stockholder no longer owns any Registrable Securities.

(b) Priority on Piggyback Registrations. The Corporation shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Registrable Securities in respect of which the Stockholder has submitted a timely request for inclusion in response to a Piggyback Notice in connection with such offering to include in such offering all Registrable Securities included in the Stockholder’s response on the same terms and conditions as other shares of capital stock, if any, of the Corporation included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Corporation in writing that, in their view, the total amount of securities that such holders, the Corporation and any other Persons having rights to participate in such registration intend to include in such offering exceeds the largest amount (the “Section 5(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering without adversely affecting the price of the offering, then there shall be included in such registration an amount of securities not exceeding the Section 5(b) Sale Amount, and such amount of securities shall be allocated as follows:

(i) first, (x) 100% of the securities that the Corporation, or any person other than the Stockholder exercising a contractual right pursuant to a registration rights agreement entered into prior to the date hereof (excluding the Ares Registration Rights Agreement or any other registration rights granted in connection with the transactions contemplated by the Purchase Agreement) to demand registration, as the case may be, requests to be registered, (y) in the event that Ares Capital Management LLC exercises a contractual right to demand an underwritten offering pursuant to the terms of the Ares Registration Rights Agreement, pro rata among Ares Capital Management LLC and the Stockholder or (z) in the event that any Person other than the Stockholder or Ares Capital Management LLC exercises a contractual right to demand an underwritten offering pursuant to a registration rights agreement entered into after to the date hereof, pro rata among the Stockholder, Ares Capital Management LLC (if Ares Capital Management LLC has requested securities be included in such registration) and such Person;

(ii) second, and only if all the securities referred to in clause (i)(x) have been included, pro rata among the Stockholder, Ares Capital Management LLC (if Ares Capital Management LLC has requested securities be included in such registration) and any other Person requesting registration pursuant to a contractual right to piggyback pursuant to a registration rights agreement entered prior to the date hereof; and

(iii) third, and only if all the securities referred to in clause (ii) have been included, pro rata among all Persons (other than the Persons included in clauses (i) and (ii) above) requesting that securities be included in such registration, on the basis of the number of securities then owned by each such Person (other than the Persons included in clauses (i) and (ii) above) requesting registration in relation to the aggregate number of securities owned by all such Persons (other than the Persons included in clauses (i) and (ii) above) requesting registration.

Section 6. Registration Procedures. In connection with the Corporation’s obligations under Section 3, Section 4 and Section 5, the Corporation shall use its reasonable best efforts to effect such registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Corporation shall:

(a) as promptly as is reasonably practicable prepare and file the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such holders and their respective counsel, (y) subject to applicable law, make such changes in such documents concerning the holders prior to the filing thereof as such holders, or their counsel, may reasonably request and (z) subject to applicable law, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Stockholder or the underwriters, if any, shall reasonably object;

(b) as promptly as is reasonably practicable prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Stockholder, or (y) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(c) notify the Stockholder and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Corporation (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Corporation in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d) promptly notify the Stockholder and the managing underwriter or underwriters, if any, when the Corporation becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Stockholder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e) to the extent the Corporation is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Corporation files any Shelf Registration Statement, the Corporation shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Stockholder) in order to ensure that the Stockholder may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(g) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Stockholder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h) furnish to the Stockholder and each underwriter, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement without charge, as many conformed copies as the Stockholder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i) deliver to the Stockholder and each underwriter, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto and such other documents as the Stockholder, financial institution or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the Stockholder or underwriter (it being understood that the Corporation shall consent to the use of such Prospectus or any amendment or supplement thereto by the Stockholder and the underwriters, if any, or financial institution in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(j) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the Stockholder, the managing underwriter or underwriters, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as the Stockholder, managing underwriter or underwriters, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 3 or Section 4, as applicable; provided that the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k) cooperate with the Stockholder and the managing underwriter or underwriters, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least three (3) Business Days prior to any sale of Registrable Securities to the underwriters;

(l) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities if other than the CUSIP for the publicly traded Common Stock;

(n) make such representations and warranties to the Stockholder of Registrable Securities being registered, and the underwriters or agents, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(o) enter into such customary agreements (including underwriting, purchase and indemnification agreements) and take all such other actions as the Stockholder, the managing underwriter or underwriters, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(p) obtain for delivery to the Stockholder being registered and to the underwriter or underwriters, if any, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement an opinion or opinions from counsel for the Corporation dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting or purchase agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to the Stockholder or underwriters or financial institution, as the case may be, and their respective counsel;

(q) obtain for delivery to the Corporation and the managing underwriter or underwriters, or any financial institution facilitating the sale of Registrable Securities pursuant to a Registration Statement with copies to the Stockholder, a comfort letter from the Corporation’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Corporation or any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters or applicable financial institution reasonably request, dated the date of execution of the underwriting or similar agreement and brought down to the closing under the underwriting agreement;

(r) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s) use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available, including through the SEC’s EDGAR filing system or any successor system, to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(t) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(u) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on the securities exchange on which the Common Stock is then listed or quoted and on each inter-dealer quotation system on which the Common Stock is then quoted;

(v) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the Stockholder, by any underwriter or financial institution participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Stockholder or any such underwriter or financial institution, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Corporation and to supply all information reasonably requested by any such Person in connection with such Registration Statement;

(w) in the case of a marketed public offering, cause the senior executive officers of the Corporation to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(x) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(y) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(z) take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

To the extent the Corporation is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration is submitted to the Corporation, and such Demand Registration requests that the Corporation file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form S-3, the Corporation shall file an Automatic Shelf Registration Statement which covers those Registrable Securities which are requested to be registered. If the Corporation does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Corporation agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, prior to the end of the third year the Corporation shall file a new Automatic Shelf Registration Statement covering the Registrable Securities. If at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, the Corporation shall use its commercially reasonable best efforts to refile the shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Corporation files any shelf Registration Statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, and the holders of Registrable Securities do not request that their Registrable Securities be included in such shelf Registration Statement, the Corporation agrees that it shall, to the extent permitted by applicable law, include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the holders of Registrable Securities) in order to ensure that the holders of Registrable Securities may be added to such shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Corporation may require the Stockholder to furnish to the Corporation such customary information regarding the distribution of such securities and such other information relating to such Stockholder and its ownership of Registrable Securities as the Corporation may from time to time reasonably request in writing and the Corporation may exclude from such Registration or sale the Registrable Securities of such Stockholder if such Stockholder unreasonably fails to furnish such information within a reasonable time after receiving such request. The Stockholder agrees to furnish such information to the Corporation and to cooperate with the Corporation as reasonably necessary to enable the Corporation to comply with the provisions of this Agreement. In connection with each sale of Registrable Securities conducted as an underwritten offering, the Stockholder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such offering for a period of no longer than sixty (60) days restricting such Stockholder’s right to (a) transfer, directly or indirectly, any Registrable Securities or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Registrable Securities, subject to customary exceptions to which the underwriter(s) of such underwritten offering may agree, provided that in no event shall such lock-up be greater than the period agreed to by the Company, its directors or officers.

If any Registration Statement or comparable statement under state “blue sky” laws refers to the Stockholder by name or otherwise as the Stockholder of any securities of the Corporation, then the Stockholder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to the Stockholder and the Corporation, to the effect that the holding by the Stockholder of such securities is not to be construed as a recommendation by the Stockholder of the investment quality of the Corporation’s securities covered thereby and that such holding does not imply that such Stockholder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to the Stockholder by name or otherwise is not in the judgment of the Corporation, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to the Stockholder.

The Stockholder agrees that, as promptly as possible after receipt of any notice from the Corporation of the happening of any event of the kind described in Section 6(d) hereof, the Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until its receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d), or until advised in writing by the Corporation that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Corporation, the Stockholder shall deliver to the Corporation (at the Corporation’s expense) all copies, other than permanent file copies then in the Stockholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Corporation shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Stockholder either receives the copies of the supplemented or amended Prospectus contemplated by Section 7(d) or is advised in writing by the Corporation that the use of the Prospectus may be resumed.

Section 7. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Corporation including, without limitation, (i) all registration, listing and filing fees (including, without limitation, fees and expenses (A) paid to the SEC, a stock exchange or FINRA and (B) of compliance with securities or “blue sky” laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6(i)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Corporation, (iv) fees and disbursements of counsel for the Corporation, (v) expenses of the Corporation incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(p)(ii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Corporation, (vii) fees and expenses payable to a Qualified Independent Underwriter, and (viii) fees and disbursements of one counsel for the Stockholder if such Registration Statement is pursuant to a Demand Registration initiated by the Stockholder be borne by the Corporation whether or not any Registration Statement is filed or becomes effective. In addition, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.

The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by the Stockholder or by any underwriter (except as set forth in clauses (i)(B) and (viii) of the first paragraph of this Section 7), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation, and except as set forth in clause (vii) of the first paragraph of this Section 7), or (iii) any other expenses of the holders of Registrable Securities not required to be paid by the Corporation pursuant to the first paragraph of this Section 7.

Section 8. Indemnification.

(a) Indemnification by the Corporation. The Corporation shall, and it hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Stockholder, its officers, directors, partners, members, managers, stockholders and employees and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and reasonable legal expenses or other reasonable expenses actually incurred thereby in connection with investigating or defending any claim or proceeding resulting therefrom) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Corporation or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading; provided, that the Stockholder shall not be entitled to indemnification pursuant to this Section 8(a) in respect of any untrue statement or omission contained in any information furnished in writing by the Stockholder to the Corporation specifically for inclusion in a Registration Statement that has not been corrected in a subsequent writing prior to the sale of the Registrable Securities to the Person asserting the claim or (iii) any violation or alleged violation by the Corporation (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law. This indemnity shall be in addition to any liability the Corporation may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by the Stockholder. The Corporation shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Stockholder. The Stockholder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Corporation, its directors, officers, partners, members, managers, stockholders and employees and each Person who controls the Corporation (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information about the Stockholder furnished in writing by the Stockholder to the Corporation specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of the Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Stockholder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 9(d) and any amounts paid by the Stockholder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. The Corporation shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the prior written consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (x) such settlement is entered into in good faith more than sixty (60) days after receipt by the indemnifying party of such request and more than thirty (30) days after receipt of the proposed terms of such settlement and (y) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 8(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction.

(d) Contribution. If for any reason the indemnification provided for in Section 8(a) and Section 8(b) is unavailable to an indemnified party (other than as a result of exceptions contained in Section 8(a) and Section 8(b)) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Corporation, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 8(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 8(a) and Section 8(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Section 8(a) and Section 8(b) hereof without regard to the provisions of this Section 8(d). The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. Notwithstanding the provisions of this Section 8, in connection with any Registration Statement filed by the Corporation, the Stockholder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by the Stockholder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by the Stockholder pursuant to Section 8(b) and any amounts paid by the Stockholder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 9. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Corporation may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Stockholders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Corporation has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended.

Section 10. Rule 144 and Rule 144A.

(a) The Corporation shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Corporation is not required to file such reports, it will, upon the request of the Stockholder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as the Stockholder may reasonably request, including the delivery of customary opinions requested to effectuate such sales pursuant to Rule 144, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Stockholder, the Corporation will deliver to the Stockholder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 11. Underwritten Registrations. In connection with any Demand Registration or Shelf Underwritten Offering, the Stockholder shall have the right to designate the lead managing underwriters in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering; provided that in all cases any such underwriters shall be reasonably acceptable to the Corporation.

Section 12. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended, supplemented or changed only by a written instrument signed by the Stockholder and the Corporation.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt by nonautomatic means, whether electronic or otherwise), (ii) when sent by email (with written confirmation of transmission) or (c) one (1) Business Day after the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses and email addresses (or to such other address or email address as a party may have specified by notice given to the other party under this Section 11(b)):

if to the Stockholder, as follows:

c/o Centene Corporation

7700 Forsyth Boulevard

St. Louis, MO 63105

Email: Christopher.a.koster@centene.com

Attention: Christopher Koster

with copies (which shall not be notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention: Laura A. Kaufmann Belkhayat

Email: Laura.Kaufmann@skadden.com

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue, NW

Washington, DC 20005

Attention: Jeremy London

Email: jeremy.london@skadden.com

if to the Corporation, as follows:

Evolent Health, Inc.

800 N. Glebe Rd. Arlington, VA 22203

jweinberg@evolenthealth.com

Attention: Jonathan Weinberg, General Counsel

with a copy (which shall not be notice) to:

Bass Berry and Sims

150 Third Avenue South, Suite 2800

Nashville, TN 37201

Email: ahumphreys@bassberry.com; pwilson@bassberry.com

Attention: Angela Humphreys; Price Wilson

(c) Successors and Assigns; Stockholder Status. The rights and obligations contained in this Agreement shall be assignable to any transferee of Registrable Securities and shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Corporation an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Corporation promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Stockholder for purposes of this Agreement. Except as provided in Section 8 with respect to an indemnified party, nothing herein is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever.

(d) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall be one (1) and the same instrument. Delivery of an executed counterpart hereof by electronic transmission (including email or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of an original counterpart hereof.

(e) Severability. Any term or provision hereof that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(f) Entire Agreement. This Agreement, the Purchase Agreement, the Confidentiality Agreement and the Ancillary Agreements are the entire agreement, and supersede all prior agreements and understandings, both written and oral, among or between any of the parties related to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the registration rights granted by the Corporation with respect to Registrable Securities.

(g) Securities Held by the Corporation or Its Subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(h) Specific Performance. Except as otherwise provided herein, all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties acknowledge and agree that irreparable damage would occur if any of the provisions hereof were not performed in accordance with their specific terms or were otherwise breached and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, the parties shall be entitled to equitable relief (including an injunction or injunctions) to prevent breaches or threatened breaches hereof and to enforce specifically the performance of terms and provisions hereof, in each case, in any court referred to in Section 12(b), without proof of actual damages (and each party waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. No party shall assert (i) that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason or (ii) that a remedy of monetary damages would provide an adequate remedy for any such breach.

(i) No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Stockholder in this Agreement.

(j) Effective Time; Term. This Agreement shall become effective at (and not prior to) the Closing Date. This Agreement shall terminate on the date on which the Stockholder ceases to own Registrable Securities; provided that such Stockholder’s rights and obligations pursuant to Section 8, as well as the Corporation’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any registration statement in which any Registrable Securities of the Stockholder were included and any underwriter lock-up that the Stockholder has executed prior to the termination of this Agreement with respect to the Stockholder in accordance with this Section 12(i) at the time of such termination, shall remain in effect in accordance with its terms.

(k) Applicable Law; Jurisdiction; WAIVER OF JURY TRIAL . This Agreement, and all claims and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate hereto or the negotiation, execution, performance or subject matter hereof, shall be governed by the Laws of the State of New York applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. With respect to any such claim or cause of action, each party (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, (ii) agrees that all such claims and causes of action shall be heard and determined exclusively in the courts identified in clause (i) of this Section 11(k), (iii) waives any objection to laying venue in any such claim or cause of action in such courts, (iv) waives any objection that any such court is an inconvenient forum or does not have jurisdiction over any party and (v) agrees that service of process upon such Party in any such claim or cause of action shall be effective if such process is given as a notice under Section 12(b). EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION that may be based on, arise out of or relate HERETO or the negotiation, execution, performance or subject matter hereof.

(l) Construction. Section 11.12 of the Purchase Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Page Follows]

EVOLENT HEALTH, INC.

By:	/s/ Seth Blackley
Name: Seth Blackley
Title: Chief Executive Officer

MAGELLAN HEALTH, INC.

By:	/s/ Derrick Duke
Name: Derrick Duke
Title: President and CEO

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this ___ day of __________, 20___, by and between ________________ (the “New Stockholder”) and the Corporation (the “Corporation”), pursuant to a Registration Rights Agreement dated as of [________] (as amended, supplemented or modified from time to time, the “Agreement”), between and among the Corporation and the Stockholders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Corporation has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and

WHEREAS, the New Stockholder has acquired Registrable Securities directly or indirectly from the Stockholder and

WHEREAS, the Corporation and the Stockholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Stockholder to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Stockholder acknowledges that it has received and read the Agreement and that the New Stockholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement and shall be deemed to be a Stockholder thereunder.

New Stockholder

Address:

Exhibit A-1

AGREED TO on behalf of the Corporation pursuant to Section 12(c) of the Agreement.

THE CORPORATION

By:

Printed Name and Title

Exhibit A-2